UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 29, 2008

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 526-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K (the “Form 8-K”) are the following materials from Lehman Brothers Holdings Inc.’s Annual Report on Form 10-K for the year ended November 30, 2007, filed with the Securities and Exchange Commission on January 29, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statement of Income for the years ended November 30, 2007, 2006 and 2005, respectively; (ii) Consolidated Statement of Financial Condition at November 30, 2007 and 2006, respectively; (iii) Consolidated Statement of Changes in Stockholders’ Equity for the years ended November 30, 2007, 2006 and 2005, respectively; and (iv) Consolidated Statement of Cash Flows for the years ended November 30, 2007, 2006 and 2005, respectively. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Lehman Brothers Holdings Inc. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official version of the furnished documents and not rely on the information in this Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is furnished as part of this Report.

Exhibit 100	The following materials from Lehman Brothers Holdings Inc.’s Annual Report on Form 10-K for the year ended November 30, 2007, filed on January 29, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statement of Income for the years ended November 30, 2007, 2006 and 2005, respectively; (ii) Consolidated Statement of Financial Condition at November 30, 2007 and 2006, respectively; (iii) Consolidated Statement of Changes in Stockholders’ Equity for the years ended November 30, 2007, 2006 and 2005, respectively; and (iv) Consolidated Statement of Cash Flows for the years ended November 30, 2007, 2006 and 2005, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: February 5, 2008	By:	/s/ James J. Killerlane III
James J. Killerlane III
Vice President
Assistant Secretary

EXHIBIT INDEX

Exhibit 100	The following materials from Lehman Brothers Holdings Inc.’s Annual Report on Form 10-K for the year ended November 30, 2007, filed on January 29, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statement of Income for the years ended November 30, 2007, 2006 and 2005, respectively; (ii) Consolidated Statement of Financial Condition at November 30, 2007 and 2006, respectively; (iii) Consolidated Statement of Changes in Stockholders’ Equity for the years ended November 30, 2007, 2006 and 2005, respectively; and (iv) Consolidated Statement of Cash Flows for the years ended November 30, 2007, 2006 and 2005, respectively.